DATED **22 March 2004**

ACCESS DEVICES DIGITAL LIMITED

LOAN NOTE INSTRUMENT

relating to

the issue of £1,950,000 Secured

Convertible Loan Notes 2004

emw law

Seckloe House,

101 North 13th Street,

Milton Keynes,

MK9 3NX

THIS DEED is made the 22 day of March 2004

BY:

ACCESS DEVICES DIGITAL LIMITED (company number 04801471) whose registered office is at Seckloe House, 101 North Thirteenth Street, Central Milton Keynes, Buckinghamshire MK9 3NX ("the Company")

WHEREAS the Company has by resolution of its board of directors passed on the same date as the date of this Deed created £1,950,000 secured convertible loan notes 2004 to be constituted by this Deed.

NOW THIS DEED witnesses and it is declared:-

1. DEFINITIONS AND INTERPRETATION

1.1. In this Deed the following words and expressions shall (except where the context otherwise requires) have the following meanings:-

"Business Day" means a day other than a Saturday or Sunday on which banks are open for business in London

"Certificate" means a certificate for Notes issued in accordance with Clause 8 and in the form or substantially in the form of Schedule 1

"Change of Control" means a change in the ownership of the share capital of the Company such that more than 50 per cent of the equity share capital of the Company becomes beneficially owned by any one person or by any group of persons acting in concert (as defined in the City Code on Takeovers and Mergers)

"Directors" means the board of directors of the Company from time to time

"Encumbrance" means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect

"Extraordinary Resolution" means a resolution of the Noteholders representing 75 per cent in nominal amount of the Notes

"Group" means the Company and its subsidiary undertakings from time to time and references to a "member of the Group" or a "Group Member" shall be construed accordingly

"Interest" means 7% gross per annum

"Interest Payment Date" means, in respect of Notes, the date of their redemption or conversion (as appropriate) under Clause 4

"Listing" means the admission of any or all of the share capital of any Group Member to the Official List of the UK Listing Authority or the admission of the same to trading on the Alternative Investment Market of the London Stock Exchange plc or the admission of the same to, or the grant of permission by any similar authority for the same to be traded on, any other share maket

"Noteholders" means the several persons for the time being entered in the Register as holders of the Notes

"Notes" means the £1,950,000 secured convertible loan notes 2004 of the Company constituted by this Deed

"Ordinary Shares" means ordinary shares of £0.01 each in the capital of the Company

"Register" means the register of the Noteholders kept by the Company pursuant to Clause 11

"Sale" means the sale of the whole or substantially the whole of the business and assets of any Group Member

"Subsidiary" has the meaning given to such expression by section 736 of the Companies Act 1985

"Tax" shall be construed so as to include all present and future taxes, charges, imposts, duties, levies, deductions, withholdings or amounts or charges of a similar nature, or any amount payable on account of, or as security for, any of the foregoing, including any penalties, fines,

surcharges or interest payable in connection with such amounts, and "Taxes" and "Taxation" shall be construed accordingly

1.2. In this Deed where the context admits:

1.2.1. words and phrases which are defined or referred to in or for the purposes of the Companies Act 1985 (as amended) have the same meanings in this Deed (unless otherwise expressly defined in this Deed);

1.2.2. sections 5, 6, 8 and 9 of and Schedule 1 to the Interpretation Act 1978 apply in the same way as they do to statutes.

1.2.3. reference to a statutory provision includes reference to:

(a) any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

(b) any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment consolidation, re-enactment or replacement.

1.2.4. reference to statutory obligations shall include obligations arising under Articles of the Treaty of Rome 1957, and regulations and directives of the European Union as well as United Kingdom Acts of Parliament and subordinate legislation;

1.2.5. reference to a clause, sub-clause, schedule or paragraph is to a clause, sub-clause, schedule or a paragraph of a schedule of or to this Deed respectively;

1.2.6. reference to the parties to this Deed includes their respective permitted assigns and personal representatives;

1.2.7. a body corporate shall be deemed to be associated with another body corporate if it is a holding company or a subsidiary of a holding company of that other body corporate;

1.2.8. reference to persons includes corporations and unincorporated associations and partnerships and vice versa, and reference to any party to this Deed comprising more than one person includes each person constituting that party;

1.2.9. reference to any gender includes the other genders, and reference to the singular includes the plural and vice versa;

1.2.10. reference to any professional firm or company includes any firm or company effectively succeeding to the whole, or substantially the whole, of its practice or business;

1.2.11. headings and any descriptive notes are for ease of reference only and shall not affect the construction or interpretation of this Deed;

1.2.12. reference to writing shall include typewriting, printing, lithography, photocopy, fax messages and other modes of reproducing words in a legible and non-transitory form;

1.2.13. "redemption" includes purchase and repayment and the words "redeem" and "redeemed" shall be construed accordingly; and

1.2.14. "pounds" and "£" denote lawful currency of the United Kingdom.

2. AMOUNT AND STATUS OF NOTES

2.1. The principal amount of the Notes is limited to £1,950,000. The Notes shall be issued in denominations and integral multiples of £1 in nominal amount at par and for cash, subject to and with the benefit of the provisions of this Deed. All the obligations and covenants contained in this Deed shall be binding on the Company and the Noteholders and all persons claiming through them.

2.2. The Notes constitute a general, unconditional and unsecured obligation of the Company and shall rank pari passu amongst themselves.

2.3. No application has been or will be made to any stock exchange for the listing of, or for permission to deal in, the Notes.

2.4. No additional loan notes will be issued by the Company ranking prior to or pari passu with the Notes until all of the Notes have been redeemed.

3. INTEREST

3.1. The Company shall pay to the Noteholders Interest on the principal amount of each of the Notes together with any accrued but unpaid Interest, such Interest to be paid on the relevant Interest Payment Date for each of the Notes (or, if any such date does not fall on a Business Day, on the immediately following Business Day) until the Notes are redeemed in full in accordance with the provisions of this Deed.

3.2. Interest shall accrue on the Notes from day to day on the basis of a 365 day year.

3.3. In the event that any payment of Interest is overdue or Notes are not converted or redeemed on their due dates for conversion or redemption, interest will be payable on the principal amount outstanding of such Notes plus the amount of any unpaid Interest in respect of all periods for which Interest is overdue or Notes are not converted or redeemed on their due dates for conversion or redemption at 10% per annum.

4. REDEMPTION AND CONVERSION OF NOTES

4.1. Subject to the other terms of this Deed, the Notes (to the extent that a notice to redeem all of the Notes has not been given in accordance with Clause 4.3 prior to the conversion of the Notes) shall be converted into Ordinary Shares in accordance with the provisions of Clause 4.2

4.2. On 15th November 2004 the Notes shall convert into such number of Ordinary Shares as is equal to 70% of the Ordinary Shares in issue immediately after such conversion.

4.3. The Company shall be entitled, upon giving not more than 10 Business Days' prior written notice to the Noteholders, to redeem at any time the whole of the Notes at par and on the expiry of the notice the Notes in respect of which it has been given shall be so redeemed at par.

4.4. A notice served under Clause 4.3 shall not be revocable without the written consent of all of the Noteholders.

5. ACCELERATED REPAYMENT

5.1. The Notes shall become immediately repayable at par on the occurrence of any of the following events:

5.1.1. any Group Member ceasing to carry on its business or a substantial part of its business except as a result of a winding up pursuant to a scheme previously approved by Extraordinary Resolution of the Noteholders;

5.1.2. any Group Member:

(a) proposes or enters into any composition or other arrangement for the benefit of its creditors generally; or

(b) has a receiver or administrative receiver appointed in respect of any of its assets;

5.1.3. proceedings are commenced in relation to any Group Member under any law regulation or procedure relating to reconstruction or adjustment of debts;

5.1.4. any Group Member passes a resolution for its winding-up; or

5.1.5. an order is made by a competent court for the winding-up of any Group Member;

5.1.6. a Sale or Listing; or

5.1.7. a Change of Control.

5.2. The Company shall forthwith give notice to each Noteholder of the occurrence of any event

mentioned in Clause 5.1 upon becoming aware of the same.

6. PAYMENTS AND GROSSING-UP

6.1. On each date that the Company is obliged to make a payment under the Notes, the Company shall make the same available to the relevant Noteholder in immediately available, freely transferable, cleared pounds sterling funds, to such account as that Noteholder may have specified to the Company in writing for this purpose.

6.2. All payments to be made by the Company under or in respect of the Notes shall be made free and clear of and without any deduction or withholding of Tax save as required by law in force as at the date of this Deed.

6.3. If, at any time after the date of this Deed and as a result of the introduction or variation of any law or any change in the administration or interpretation of any law, the Company is required to make any deduction or withholding of Tax, the Company shall promptly notify each of the Noteholders of the amount which it is required to deduct or withhold.

6.4. If, as a result of a payment being made by or on behalf of the Company under the Notes, the Company is required to pay any Tax, the Company shall pay such Tax in full to the relevant authority within the time allowed for such payment under applicable law. The Company shall, within 30 days of the payment being made, or if later on receipt, deliver to each Noteholder an original (or a certified copy) of a receipt issued by the relevant authority evidencing that payment in full has been received by the relevant authority.

7. REPRESENTATIONS

7.1. The Company represents to each of the Noteholders (which representations shall be deemed to be repeated on each day that the Company remains under any liability (actual or contingent) to the Noteholders (or any of them) under this Deed or the Notes) that:

7.1.1. it has the power and authority to enter into this Deed and to issue the Notes and to exercise its rights and perform its obligations under this Deed and the Notes;

7.1.2. it has taken all necessary corporate, shareholder and other action to authorise the execution, delivery and performance of this Deed and the Notes;

7.1.3. the obligations expressed to be assumed by it in this Deed and the Notes are, in each case, legal and valid obligations, binding on it in accordance with the terms of this Deed and the Notes;

7.1.4. all consents, licences, approvals, authorisations, filings and registrations required:

(a) in connection with the entry into and performance of this Deed and the Notes by it; and

(b) to make this Deed and the Notes admissible in evidence have been obtained and are in full force and effect;

7.1.5. the execution and delivery of this Deed and the performance by it of its obligations under this Deed and the Notes do not, and will not, contravene:

(a) any provision of its constitutive documents (if any); or

(b) any law, regulation, official or judicial order or any agreement, mortgage, bond or other instrument or document to which it is a party or which is binding on it or any of its assets;.

8. CERTIFICATES

8.1. The Company shall issue a duly executed Certificate for each of the Notes. The Certificates shall be in the form or substantially in the form set out in Schedule 1.

8.2. Each Noteholder or the joint holders of any of the Notes shall be entitled without charge to one Certificate for the total amount of Notes registered in his name or their names. Any Certificate in the names of joint holders of any of the Notes shall be delivered to the first named of such joint holders in the Register unless all such joint holders otherwise specify in writing.

8.3. If any Certificate is defaced worn out lost or destroyed the Company may issue a new Certificate on such terms (if any) as the Directors may require as to indemnity and evidence of defacement wearing out loss or destruction. In the case of defacement or wearing out, the defaced or worn out Certificate shall be surrendered and cancelled before the new Certificate is issued. In the case of loss or destruction, the person availing himself of the provisions of this Clause shall also pay to the Company (if demanded) all expenses incidental to the investigation of evidence of loss or destruction and the preparation of any form of indemnity. There shall be entered in the Register particulars of the issue of any new Certificate and any indemnity.

9. SURRENDER AND CANCELLATION

9.1. Any Notes shall only be redeemed or converted against surrender of the relevant Certificates for cancellation in the case of full redemption or conversion and for the enfacement of a

memorandum of the amount and date of redemption or conversion in the case of partial redemption or conversion.

9.2. All Notes redeemed or converted by the Company under the provisions of this Deed shall be cancelled and shall not be re-issued.

10. PLACE OF PAYMENT

10.1. The principal amount of the Notes or any part of the Notes will be payable at the registered office of the Company or at such other place as the Company may from time to time appoint by notice in writing to the Noteholders.

11. REGISTER OF NOTEHOLDERS

11.1. The Company shall at all times maintain a register at its registered office or at such other place in the United Kingdom as it may from time to time decide in which shall be entered the names and addresses of the holders for the time being of the Notes together with the amounts of their respective holdings of Notes, the dates upon which they were respectively registered as holders thereof, the serial number of each Certificate issued and its date of issue and the date on which a person ceased to be a Noteholder.

11.2. The Company shall enter in the Register each change to the information specified in Clause 11.1.

11.3. Each Noteholder shall notify the Company of any change of his name or address and the Company upon receiving such notification shall alter the Register accordingly.

11.4. The Register shall at all reasonable times during business hours be open for inspection by the Noteholders or any of them or by any person authorised in writing by them. The Noteholders or any of them (or persons authorised in writing by them) may at any time and from time to time request a copy of the Register or any part of it.

12. TITLE OF NOTEHOLDERS

12.1. The Company shall recognise the registered holder of any Notes as the sole absolute owner thereof and as alone entitled to receive and give effectual discharge for the monies comprised therein. The Company shall not be bound to take notice or see to the execution of any trust

whether express or implied or constructive to which any Notes may be subject and shall not be affected by any notice it may have whether express or constructive of the right title interest or claim of any other persons to or in such Notes or monies.

12.2. If several persons are entered in the register as joint holders of any Notes, the receipt of any one of such persons for any monies from time to time payable in respect of such Notes shall be as effective a discharge to the Company as if the person signing such receipt were the sole registered holder of such Notes.

12.3. The Company shall recognise the executors and administrators of a sole registered holder of a Note as the only persons having any title or interest in such Note on the death of such Noteholder. The Company shall recognise the survivor or survivors of joint registered holders of a Note as the only person or persons as having any title or interest in such Note on the death of one or more of such joint registered holders.

13. TRANSFER OF NOTES

13.1. The Notes are transferable by instrument in writing in any usual form or in such other form as the Directors may approve in multiples of £25,000. Where the transfer is of a part only of a holding of Notes, a certificate for the balance of such Notes will be issued to the transferor free of charge.

13.2. Every instrument of transfer must be signed by or on behalf of the transferor and the transferor shall be deemed to remain the owner of the Notes to be transferred until the name of the transferee is entered in the Register in respect thereof.

13.3. Every instrument of transfer must be left at the registered office of the Company or at such other place as the Company may appoint for registration accompanied by the Certificate of the Notes to be transferred and such other evidence as the Directors or other officers of the Company authorised to deal with the transfers may reasonably require to prove the title of the transferor or his rights to transfer the Notes and on the Directors being reasonably satisfied with such evidence the transfer of the Notes shall be registered.

14. TRANSMISSION OF NOTES

14.1. Any person entitled to a Note by reason of the death or bankruptcy or insolvency of any Noteholder or otherwise by operation of law may be registered as the holder thereof upon

such evidence of his title being produced as the Directors may reasonably require. The Company may in its sole discretion retain any payments on such a Note until the person entitled to be registered under this Clause has duly registered under the provisions of this Deed.

15. ALTERATION OF THIS DEED

15.1. The provisions of this Deed and the conditions on which the Notes are held may only be altered, abrogated or added to with the consent in writing of the Company and an Extraordinary Resolution of the Noteholders.

15.2. The Company shall endorse on this Deed a memorandum of the execution of any deed supplemental to this Deed.

16. MEETINGS OF NOTEHOLDERS

16.1. Meetings of Noteholders for any purpose will be conducted in accordance with the provisions of Schedule 2.

17. NOTICES

17.1. Any notice to be given under this Agreement shall either be delivered personally or sent by air mail or facsimile transmission or by electronic mail. The address for service of each party shall be either in the case of all methods of delivery other than electronic mail the address stated above or in the case of all methods of delivery any other address for service previously notified to the other party. A notice shall be deemed to have been served as follows:

17.1.1. if personally delivered, at the time of delivery;

17.1.2. if posted, at the expiration of 7 days after the envelope containing the same was delivered into the custody of the postal authorities;

17.1.3. if sent by facsimile transmission, at the time of transmission;

17.1.4. if sent by electronic mail, at the time it was sent.

17.2. In proving such service it shall be sufficient to prove that personal delivery was made, or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authority or that the facsimile was transmitted to the correct number on a tested line and the sender has printed proof of transmission as the case may be or that the electronic mail was sent to the correct address and the sender has printed confirmation of sending.

17.3. All notices shall be in writing.

18. GOVERNING LAW

18.1. This Deed shall be governed by and construed in accordance with English Law and the parties hereby submit for all purposes in connection with this Deed to the exclusive jurisdiction of the English Courts.

19. AGREEMENT TO PREVAIL

19.1. In the event of inconsistency between the provisions of the Articles and the provisions of this Deed, the provisions of this Deed shall prevail.

IN WITNESS whereof this Deed has been executed and delivered as a deed.

SCHEDULE 1

Form of Loan Note Certificate

ACCESS DEVICES DIGITAL LIMITED (the "Company")

(Incorporated in England and Wales under the Companies Acts 1985 and 1989)

Certificate No.	Nominal Amount of Loan Notes
1	£1,950,000

ISSUE of £1,950,000 Secured Convertible Loan Notes 2004 created and issued pursuant to the Company's Memorandum and Articles of Association and a Resolution of its Board of Directors passed on 19 March 2004

THIS IS TO CERTIFY that Link Investment Holdings Limited of PO Box N7768, Bank Lane, Nassau, Bahamas is/are the registered holder(s) of £1,950,000 in principal amount of the Secured Convertible Loan Notes 2004 which Notes are constituted by a Deed entered into by the Company on and dated 19 March 2004 (the "Deed") and are issued with the benefit of and subject to the provisions contained in the Deed (as such terms are defined in the Deed).

The Notes are redeemable and convertible in accordance with the terms and conditions contained in the Deed. The Notes are transferable in accordance with the terms and conditions of the Deed. A copy of the Deed is available for inspection at the Company's registered office.

Delivered by the Company as a deed on the day and year first above written.

EXECUTED as a **DEED** and **DELIVERED** by)
ACCESS DEVICES DIGITAL LIMITED acting)
by:-

....
Director

....
Director / Secretary

SCHEDULE 2

Meetings of the Noteholders

1. Convening of Meetings

1.1. The Company may, and shall upon the request in writing signed by any one or more of the Noteholders holding or together holding not less than 10 per cent of the principal amount of the Notes for the time being outstanding, convene a meeting of the Noteholders to be held at such place as the Company shall determine.

2. Notice of Meetings

2.1. At least 14 clear days' notice or, where the meeting is being convened for the purpose of passing an Extraordinary Resolution, at least 21 clear days' notice of every meeting shall be given to the Noteholders.

2.2. The notice shall specify the place, day and hour of meeting and the general nature of the business to be transacted but it shall not be necessary (except in the case of an Extraordinary Resolution) to specify in the notice the terms of any resolution to be proposed. The Notice shall state that the Noteholder is entitled to appoint a proxy to attend and on a poll to vote instead of him.

2.3. The accidental failure to give notice to or the non-receipt of notice by any of the Noteholders shall not invalidate the proceedings of or any resolution passed at any meeting.

3. Quorum

3.1. The quorum at any meeting for the transaction of business (other than the passing of an Extraordinary Resolution) shall be any 2 or more persons being or representing by proxy Noteholders holding in the aggregate at least 10 per cent of the principal amount of the Notes for the time being outstanding. The quorum for passing an Extraordinary Resolution shall be any 2 or more persons being or representing by proxy Noteholders holding in the aggregate a clear majority in principal amount of the Notes for the time being outstanding. No business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

4. Absence of Quorum

4.1. A meeting requisitioned by the Noteholders or any of them shall be dissolved if there is no quorum present within 15 minutes from the time appointed for the meeting. In any other case it shall be adjourned to a day (not being less than 14 days nor more than 28 days thereafter) and to such time and

place as the Chairman directs. At any such adjourned meeting the Noteholders or proxies for Noteholders present whatever their number or the principal value of the Notes held or represented by them will constitute a quorum for all purposes (including the passing of an Extraordinary Resolution).

4.2. At least seven clear days' notice of any such adjourned meeting of Noteholders shall be given in the same manner, mutatis mutandis, as for an original meeting and such notice shall state that the Noteholders or proxies for the Noteholders present whatever their number or the principal value of the Notes held or represented will constitute a quorum.

4.3. No business shall be transacted at any such adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

5. Chairman

5.1. The Company may nominate in writing a person (who may be but need not be a Noteholder) to preside as Chairman at a meeting but if no such person is nominated or if at any meeting the person nominated shall not be present within 5 minutes after the time appointed for holding the meeting the Noteholders present shall choose one of their number to be Chairman.

6. Attendance of Directors and Advisers

6.1. The directors, the secretary and the solicitors of the Company and any other person authorised in that behalf by the Company may attend and speak at any meeting.

7. Resolutions

7.1. A resolution put to the vote of the meeting shall be decided on a show of hands unless before or on the declaration of the result on the show of hands a poll is demanded by the Chairman or by one or more Noteholders present in person or by proxy and holding or representing in aggregate not less than ten per cent of the principal amount of the Notes for the time being outstanding. Unless a poll is so demanded a declaration by the Chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

8. Poll

8.1. If a poll is duly demanded it shall be taken in such manner and at such time and place as the Chairman may direct except that a poll demanded on the election of a Chairman or any question of adjournment shall be taken at the meeting without adjournment.

8.2. No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case, at least 7 days' notice shall be given.

8.3. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded. The demand for a poll may be withdrawn.

8.4. The result of a poll shall be deemed to be a resolution of the meeting at which the poll was demanded.

9. Voting

9.1. On a show of hands, every Noteholder who being an individual is present in person or being a corporation is present by its authorised representative shall have 1 vote. On a poll, every Noteholder who is present in person or by proxy or, in the case of a corporation, by its authorised representatives shall have 1 vote for every £1 in nominal amount of Notes held by him.

9.2. A person entitled to more than 1 vote on a poll need not use all his votes or cast all the votes he uses in the same way.

9.3. In the case of joint Noteholders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of such holding.

9.4. No objection shall be raised to the qualification of any person voting except at the meeting or adjourned meeting at which the vote objected to is tendered, and every vote not disallowed at the meeting shall be valid. Any objection made in due time shall be referred to the Chairman whose decision shall be final and conclusive.

10. Equality of Votes

10.1. In the case of an equality of votes whether on a show of hands or on a poll the Chairman of the meeting (provided he is also a Noteholder or an authorised representative or a corporate Noteholder) shall be entitled to a casting vote in addition to any vote or votes to which he may be entitled as a Noteholder or proxy or corporate representative.

11. Adjournment of Meeting

11.1. The Chairman may with the consent of a meeting at which a quorum is present (and shall if so directed

by the meeting) adjourn the meeting from time to time and from place to place but no business shall be transacted at any such adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place. No notice of any such adjourned meeting need be given except when the meeting is adjourned for 14 days or more or an Extraordinary Resolution is proposed to be passed at the adjourned meeting, in which event at least 7 clear days' notice shall be given

12. Proxies

12.1. The instrument appointing a proxy (if any) shall be in writing and signed by the appointor or his attorney duly authorised in writing or, if the appointor is a corporation, either executed under its common seal or as a deed or signed by an attorney or officer so authorised. The Company may but shall not be bound to require evidence of the authority of any such attorney or officer.

12.2. A person appointed to act as proxy need not be a Noteholder. The Chairman of the meeting may be designated as a proxy in an instrument of proxy without being named.

12.3. An instrument of proxy may be in the usual common form or in any other form which the Company may approve and such proxy shall be deemed to confer authority to demand or join in demanding a poll.

12.4. An instrument of proxy shall be valid for any adjournment of the meeting to which it relates unless the contrary is stated on it.

12.5. The instrument appointing a proxy and the power of attorney under which it is signed or a notarially certified copy of such power of attorney shall be deposited at the Company's registered office or at such place as may be specified in the notice convening the meeting or any document accompanying such notice not less than 48 hours before the time appointed for holding the meeting or adjourned meeting or for the taking of the poll to which such instrument relates. Any instrument of proxy not deposited as provided in this paragraph 12.4 shall be invalid.

12.6. An instrument appointing a proxy shall be invalid on the expiration of twelve months from the date of execution.

12.7. A vote given in accordance with the terms of an instrument appointing a proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy is given unless notification in writing of the death, insanity or revocation shall have been received at the registered office of the Company prior to the commencement of the meeting or adjourned meeting or the taking of the poll at which the proxy is to be used.

13. **Powers of Meetings of Noteholders**

13.1. A meeting of the Noteholders shall in addition to any other powers have powers by Extraordinary Resolution to:

13.1.1 sanction any scheme for the reconstruction of the Company or for the amalgamation of the Company with any other company;

13.1.2 sanction any proposal made or approved by the Company for the exchange of the Notes for or the conversion of the Notes into shares, stock, debentures, debenture stock or other obligations or securities of the Company or any other company formed or to be formed, or cash or partly for, or into, such shares, stock, debentures, debenture stock or other obligations or securities as aforesaid and partly for, or into, cash and for the appointment of some person with power on behalf of the Noteholders to execute an instrument of transfer of the Notes held by them in favour of the person to or with whom the Notes is to be sold or exchanged, respectively;

13.1.3 sanction the release of the Company from the payment of all or any part of the principal monies and interest owing upon the Notes and other monies payable pursuant to this Deed;

13.1.4 sanction any modification, abrogation, extension, replacement or compromise of the rights of the Noteholders against the Company whether such rights shall arise under this Deed or otherwise;

13.1.5 assent to any modification, abrogation, extension, replacement or compromise of any provision of this Deed proposed or agreed to by the Company and to authorise the Company to execute any instrument embodying the same;

13.1.6 appoint any persons (whether Noteholders or not) as a committee to represent the interests of the Noteholders and to confer upon such committee any power or discretions which the Noteholders could themselves exercise.

14. **Extraordinary Resolutions**

14.1. An Extraordinary Resolution passed at a meeting of the Noteholders duly convened and held shall bind all the Noteholders whether or not present at the meeting where it was passed and each of the Noteholders shall be bound to give effect to such Extraordinary Resolution.

15. **Resolution in Writing**

15.1. A resolution in writing signed by Noteholders holding between them not less than 95 per cent in nominal amount of Notes for the time being outstanding (or by their duly authorised representatives in the case of corporations) shall be valid and effectual as if it had been passed as an Extraordinary Resolution at a meeting of the Noteholders duly convened and held. Such resolution in writing may consist of several documents in the like form each signed by or on behalf of one or more such persons.

16. Minutes

16.1. The Chairman shall procure that minutes of all resolutions and proceedings at every meeting shall be made and duly entered in books to be provided for that purpose by the Company. Any such minutes as aforesaid if purporting to be signed by the Chairman of the meeting or by the Chairman of the next succeeding meeting of the Noteholders shall be conclusive evidence of the matters contained in the minutes and until the contrary is proved every such meeting in respect of which minutes have been made and signed as aforesaid shall be deemed to have been duly convened and held and all resolutions passed at such meeting to have been duly passed.

EXECUTED as a **DEED** and **DELIVERED** by)
ACCESS DEVICES DIGITAL LIMITED acting)
by:-

....
Director

....
Director / Secretary

H:\WordDocuments\Client\Access Devices Limited\Convertible Loan Note Instrument (10 03 04).doc